UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 16, 2003
(Date of earliest event reported)

TEXTRON INC.
(Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

     40 Westminster Street, Providence, Rhode Island 02903
(Address of principal executive offices, including zip code)

    (401) 421-2800
(Registrant's telephone number, including area code)

                                    N/A
(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure

     On December 16, 2003, Textron Inc. issued a press release announcing revised earnings estimates for 2003. This press release is attached hereto and incorporated herein by reference as Exhibit 99.

     The information in this Form 8-K and the Exhibit hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By:	s/Michael D. Cahn
Name:	Michael D. Cahn
Title:	Senior Associate General Counsel-Securities and Assistant Secretary

Dated: December 17, 2003

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99	Press release dated December 16, 2003.